Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S‑8 No. 333‑136088) pertaining to the 2006 Equity Incentive Plan of Synchronoss Technologies, Inc.,
(2)Registration Statement (Form S‑8 No. 333‑167000) pertaining to the 2006 Equity Incentive Plan of Synchronoss Technologies, Inc.,
(3)Registration Statement (Form S-8 No. 333-216614) pertaining to the Intralinks Holdings, Inc. 2007 Stock Option and Grant Plan and Intralinks Holdings, Inc. 2010 Equity Incentive Plan,
(4)Registration Statement (Form S‑8 No. 333‑168745) pertaining to the 2010 New Hire Equity Incentive Plan of Synchronoss Technologies, Inc.,
(5)Registration Statement (Form S‑8 No. 333‑179544) pertaining to the Employee Stock Purchase Plan of Synchronoss Technologies, Inc.,
(6)Registration Statement (Form S‑8 No. 333‑188939) pertaining to the 2006 Equity Incentive Plan of Synchronoss Technologies, Inc.,
(7)Registration Statement (Form S-8 No. 333‑204311) pertaining to the 2015 Equity Incentive Plan of Synchronoss Technologies, Inc.,
(8)Registration Statement (Form S-8 No. 333‑237276) pertaining to the Amended and Restated 2015 Equity Incentive Plan of Synchronoss Technologies, Inc.,
(9)Registration Statement (Form S-8 No. 333‑257097) pertaining to the Amended and Restated 2015 Equity Incentive Plan of Synchronoss Technologies, Inc.,
(10)Registration Statement (Form S-3 No. 333‑248133) of Synchronoss Technologies, Inc.,
(11)Registration Statement (Form S-3 No. 333‑260482) of Synchronoss Technologies, Inc., and
(12)Registration Statement (Form S-8 No. 333‑230539) pertaining to the Synchronoss Technologies, Inc. 2017 New Hire Equity Incentive Plan, Glenn Lurie Inducement Awards and Synchronoss Technologies, Inc. Employee Stock Purchase Plan;

of our reports dated March 15, 2022, with respect to the consolidated financial statements of Synchronoss Technologies, Inc. and the effectiveness of internal control over financial reporting of Synchronoss Technologies, Inc. included in this Annual Report (Form 10-K) of Synchronoss Technologies, Inc. for the year ended December 31, 2021.

/s/ Ernst & Young LLP
Iselin, New Jersey
March 15, 2022

A member firm of Ernst & Young Global Limited